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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 24, 1997
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                       FIRST EMPIRE STATE CORPORATION
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           (Exact name of registrant as specified in its charter)

                                  New York
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               (State or other jurisdiction of incorporation)

         1-9861                                 16-0968385
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(Commission File Number)           (I.R.S. Employer Identification No.)

    One M&T Plaza, Buffalo, New York              14240
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (716) 842-5445
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                              (NOT APPLICABLE)
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        (Former name of former address, if changed since last report)


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Item 5. Other Events.

     On May 24, 1997, First Empire State Corporation consummated the merger of its savings bank subsidiary, The East New York Savings Bank ("East New
York"), with and into its principal commercial bank subsidiary, Manufacturers and Traders Trust Company ("M&T Bank"). The former East New York branches opened for business on May 27, 1997 as branches of M&T Bank's New York City Division.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FIRST EMPIRE STATE CORPORATION


Date: May 30, 1997                         By:   /s/ Michael P. Pinto
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                                                 Michael P. Pinto
                                                 Executive Vice President
                                                   and Chief Financial Officer


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